UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  January 6, 2005

Stonepath Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16105	65-0867684

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Market Street, Suite 1515
Philadelphia, Pennsylvania	19103

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 979-8370

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

     The Company issued a press release on January 6, 2005 announcing that it had reported financial results for the three and nine months ended September 30, 2004, including restated results for the three and nine months ended September 30, 2003. The press release also contained the Company’s expected reductions in previously reported income for 2001 through the first six months of 2004. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated January 6, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONEPATH GROUP, INC.

Date: January 12, 2005	By: /s/ Thomas Scully

Name: Thomas Scully
Title: Chief Financial Officer